Exhibit 24.1

POWER OF ATTORNEY

(Form S-1)

AUTO DISPOSAL OF BOWLING GREEN, INC.

AUTO DISPOSAL OF CHATTANOOGA, INC.

AUTO DISPOSAL OF MEMPHIS, INC.

AUTO DISPOSAL OF NASHVILLE, INC.

AUTO DISPOSAL OF PADUCAH, INC.

SALVAGE DISPOSAL COMPANY OF GEORGIA

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ Thomas C O’Brien
Thomas C. O’Brien

POWER OF ATTORNEY

(Form S-1)

AUTO DISPOSAL OF BOWLING GREEN, INC.

AUTO DISPOSAL OF CHATTANOOGA, INC.

AUTO DISPOSAL OF MEMPHIS, INC.

AUTO DISPOSAL OF NASHVILLE, INC.

AUTO DISPOSAL OF PADUCAH, INC.

SALVAGE DISPOSAL COMPANY OF GEORGIA

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ John W. Kett
John W. Kett

POWER OF ATTORNEY

(Form S-1)

AUTO DISPOSAL OF BOWLING GREEN, INC.

AUTO DISPOSAL OF CHATTANOOGA, INC.

AUTO DISPOSAL OF MEMPHIS, INC.

AUTO DISPOSAL OF NASHVILLE, INC.

AUTO DISPOSAL OF PADUCAH, INC.

SALVAGE DISPOSAL COMPANY OF GEORGIA

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ Sidney L. Kerley
Sidney L. Kerley

POWER OF ATTORNEY

(Form S-1)

ADESA MINNESOTA, LLC

ADESA MISSOURI REDEVELOPMENT CORPORATION

CARBUYCO, LLC

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ James P. Hallett
James P. Hallett

POWER OF ATTORNEY

(Form S-1)

ADESA MINNESOTA, LLC

ADESA MISSOURI REDEVELOPMENT CORPORATION

CARBUYCO, LLC

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ Scott A. Anderson
Scott A. Anderson

POWER OF ATTORNEY

(Form S-1)

ADESA MINNESOTA, LLC

ADESA MISSOURI REDEVELOPMENT CORPORATION

CARBUYCO, LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ Paul J. Lips
Paul J. Lips

POWER OF ATTORNEY

(Form S-1)

ADESA MISSOURI REDEVELOPMENT CORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ Spencer Thomas
Spencer Thomas

POWER OF ATTORNEY

(Form S-1)

CARBUYCO, LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 6th day of April, 2009.

By:	/s/ Donald L. Harris
Donald L. Harris

POWER OF ATTORNEY

(Form S-1)

LIVEBLOCK AUCTIONS INTERNATIONAL, INC.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 6th day of April, 2009.

By:	/s/ John R. Nordin
John R. Nordin

POWER OF ATTORNEY

(Form S-1)

AUTOMOTIVE FINANCE CORPORATION

AFC CAL, LLC

ADESA DEALER SERVICES, LLC

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Eric M. Loughmiller and Brian T. Clingen, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to this Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney on this 17th day of April, 2009.

By:	/s/ Donald S. Gottwald
Donald S. Gottwald